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Exhibit 10.5

FIFTH AMENDMENT TO EMPLOYMENT AGREEMENT

        This Fifth Amendment to Employment Agreement is made and entered into as of January 16, 2002, by and between PriceSmart, Inc., a Delaware Corporation ("Employer") and Thomas Martin ("Executive").

Recitals

A)
On March 31, 1998 an Employment Agreement was made and entered into by and between Employer and Executive.

B)
On March 31, 1999 a First Amendment to Employment Agreement was made and entered into by and between Employer and Executive.

C)
On November 22, 1999, a Second Amendment to Employment Agreement was made and entered into by and between Employer and Executive.

D)
On January 11, 2000, a Third Amendment to Employment Agreement was made and entered into by and between Employer and Executive.

E)
On January 24, 2001, a Fourth Amendment to Employment Agreement was made and entered into by and between Employer and Executive.

F)
Pursuant to a Memorandum dated October 16, 2001, Executive's Annual Base Salary was increased to $190,000, effective as of September 1, 2001.

G)
Employer and Executive now desire to amend the Employment Agreement, as set forth hereinbelow:

Agreement

1)
Section 3.1 of the Employment Agreement, which provides:

            3.1    Term.    The term of Executive's employment hereunder shall commence on April 1, 1998 and shall continue until March 31, 2002 unless sooner terminated or extended as hereinafter provided (the "Employment Term").

        is hereby amended, effective as of January 16, 2002, to provide as follows:

            3.1    Term.    The term of Executive's employment hereunder shall commence on April 1, 1998 and shall continue until March 31, 2003 unless sooner terminated or extended as hereinafter provided (the "Employment Term").

2)
All other terms of the Employment Agreement, as amended, shall remain unaltered and fully effective.

        Executed in San Diego, California, as of the date first written above.

EXECUTIVE	EMPLOYER
PRICESMART, INC.
Thomas Martin	By: /s/ Gilbert A. Partida
/s/ Thomas Martin	Name: Gilbert A. Partida
Its: Chief Executive Officer

QuickLinks

  Exhibit 10.5
FIFTH AMENDMENT TO EMPLOYMENT AGREEMENT
Recitals
Agreement